Exhibit 99.1

News Release

Resolute Holdings Reports Third Quarter 2025 Results

NEW YORK, NY, November 3, 2025 (GLOBE NEWSWIRE) – Resolute Holdings Management, Inc. (“Resolute Holdings”) (NYSE: RHLD), an operating management company responsible for providing management services to CompoSecure Holdings, L.L.C. (“CompoSecure Holdings”), a wholly owned subsidiary of CompoSecure, Inc. (“CompoSecure”) (NYSE: CMPO), today reported financial results for its fiscal third quarter ending September 30, 2025. Resolute Holdings reported third quarter earnings per share attributable to common stockholders of ($0.03) and Non-GAAP Fee-Related Earnings per share of $0.13.

In conjunction with CompoSecure’s planned business combination with Husky Technologies Limited (“Husky”), Resolute Holdings will enter into a separate management agreement with Husky, which will become a wholly owned subsidiary of CompoSecure1, on substantially the same terms as the existing Management Agreement with CompoSecure Holdings.

As a result of the spin-off from CompoSecure and execution of the Management Agreement with CompoSecure Holdings, Resolute Holdings is required to consolidate the financial results of CompoSecure Holdings in accordance with U.S. GAAP. This presentation of financial results does not represent the underlying economics or the positive attributes of Resolute Holdings’ standalone business model, which consist of recurring, long-duration management fees and a relatively fixed expense base. The results of the Resolute Holdings standalone business and associated Non-GAAP Fee-Related Earnings calculation are included below to provide a clear picture of the economic performance of the business directly attributable to shareholders of RHLD. This release includes such results presented in accordance with U.S. GAAP, as well as certain Non-GAAP measures, including Fee-Related Earnings. See “Use of Non-GAAP Financial Measures” below.

Resolute Holdings Segment Financial Information (GAAP); Fee-Related Earnings and Fee-Related Earnings Per Share (Non-GAAP) ($ in thousands except per share figures)

	Three months	Nine months
	ended	ended
	September 30, 2025	September 30, 2025
Management fees	$3,698	8,246
Selling, general and administrative expenses	3,960	11,690
Income from operations	(262)	(3,444)
Total other income (expense)	94	166
Income (loss) before income taxes	(168)	(3,278)
Income tax (expense)	(63)	(930)
Net income (loss)	(231)	(4,208)
Net income (loss) attributable to non-controlling interest	—	—
Net income (loss) attributable to common stockholders	(231)	(4,208)
Net income (loss) per share attributable to common stockholders - diluted	$(0.03)	(0.49)

Adjustments to reconcile Fee-Related Earnings to net income (loss) attributable to common stockholders:
Add: Equity-based compensation at CompoSecure (1)	1,324	3,782
Add: Pro forma management fees from Jan 1, 2025 to Feb 27, 2025 (2)	—	2,046
Add: Spin-Off costs (3)	—	290
Net tax impact of adjustments (4)	—	(724)
Fee-Related Earnings	1,093	1,186
Fee-Related Earnings per share - diluted	$0.13	0.14
(1)	Equity-based compensation required to be reported by Resolute Holdings related to awards issued under the CompoSecure Equity Plan. Equity granted under the CompoSecure Equity Plan relates to CompoSecure Class A common stock and has no impact on Resolute Holdings’ common stock outstanding.
(2)	Incremental management fees as if the CompoSecure Management Agreement was executed on January 1, 2025.
(3)	One-time costs associated with the Spin-Off from CompoSecure.
(4)	Tax-effect of adjustments at a 31% effective tax rate. Only applied to those adjustments that would impact Resolute Holdings’ taxes. Equity-based compensation expense under the CompoSecure Equity Plan is expensed for tax purposes at CompoSecure and not Resolute Holdings.

1 CompoSecure, Inc. expected to be renamed prior to closing with CompoSecure and Husky expected to be separate reporting subsidiaries.

Exhibit – Structural Relationship & Non-GAAP Financial Summary

Relationship Between CMPO & RHLD

Non-GAAP financials best reflect underlying entity structure and unique earnings streams

CompoSecure, Inc. (NYSE: CMPO)
100% Ownership
CompoSecure Holdings, L.L.C. ("Holdings")
Management Services (including Resolute Operating System) and Capital Allocation / M&A
Resolute Holdings Management, Inc. (NYSE: RHLD)
Quarterly Management Fee1,2

Non-GAAP Financials	Non-GAAP Financials
Traditional Operating Results	**Management Fee from CompoSecure**
Minus: Management Fee Paid to RHLD	**Minus:** Salaries and Operating Expenses
Equals: CMPO Operating Earnings	**Equals: RHLD Fee-Related Earnings**

CMPO is an operating business and RHLD is an asset management firm – Non-GAAP financials capture distinct economics

[1] 2.5% of LTM Management Agreement Adjusted EBITDA can be calculated two ways: i) using CompoSecure, Inc. reported Non-GAAP financials as if consolidating Holdings or ii) as defined in the Management Agreement with CompoSecure Holdings, L.L.C. The Management Agreement calculation as defined is intended to be equivalent to the simplified calculation using CompoSecure, Inc.'s reported Adjusted EBITDA before management fees less stock-based compensation. [2] Management Agreement calculation defined as Holdings Adjusted EBITDA before management fee less Parent Allocated Expense (CompoSecure, Inc.'s standalone Adjusted EBITDA loss).

About Resolute Holdings Management, Inc.

Resolute Holdings (NYSE: RHLD) is an alternative asset management platform led by David Cote and Tom Knott that provides operating management services including the oversight of capital allocation strategy, operational practices, and M&A sourcing and execution at CompoSecure Holdings and other managed businesses in the future. Resolute Holdings brings a differentiated approach to long-term value creation through the systematic deployment of the Resolute Operating System, which will create value at both the underlying managed businesses and at Resolute Holdings. For additional information on Resolute Holdings, please refer to Resolute Holdings’ filings with the U.S. Securities and Exchange Commission or please visit www.resoluteholdings.com.

Cautionary Note Concerning Forward-Looking Statements

This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management. Although Resolute Holdings believes that its plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, Resolute Holdings cannot assure you that it will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning Resolute Holdings’ expectations regarding personnel, the completion of CompoSecure’s pending acquisition of Husky and the anticipated benefits thereof, potential future investments and opportunities, future platform acquisitions, limited profitability for the year ending December 31, 2025, revenues from management fees, the deployment of the Resolute Operating System, market opportunities, possible or assumed future actions, business strategies, events, or results of operations, and other matters, are forward-looking statements. In some instances, these statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, among others, could affect Resolute Holdings’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in Resolute Holdings’ forward-looking statements: the timing and amount of the management fees payable to Resolute Holdings, including unexpected fluctuations therein, unexpected changes in costs, risks associated with the implementation of the Resolute Operating System, unexpected market and macroeconomic developments, demand for Resolute Holdings’ services, the ability of Resolute Holdings to grow and manage growth profitably, compete within its industry and attract and retain its key employees; risks associated with the completion of CompoSecure’s pending acquisition of Husky and the transactions related thereto, on the timeline anticipated or at all, including the anticipated benefits to CompoSecure and to Resolute Holdings of such transactions; the possibility that Resolute Holdings may be adversely impacted by other global economic, business, competitive and/or other factors, including but not limited to inflationary pressures, volatile interest rates, variable tariff policies or intensified disruptions in the global financial markets; the outcome of any legal proceedings that may be instituted against Resolute Holdings or others; future exchange and interest rates; and other risks and uncertainties, including those under “Risk Factors” in filings that have been made or will be made with the Securities and Exchange Commission. Resolute Holdings undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Use of Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non-GAAP financial measures used by other companies. Resolute Holdings believes Fee-Related Earnings and Fee-Related Earnings per share are useful to investors in evaluating Resolute Holdings’ financial performance. Resolute Holdings believes that these non-GAAP financial measures depict the performance of the business and underlying economics attributable to Resolute Holdings common stockholders. Fee-Related Earnings and Fee-Related Earnings per share should not be considered as measures of financial performance under U.S. GAAP, and the items excluded from Fee-Related Earnings and Fee-Related Earnings per share are significant components in understanding and assessing Resolute Holdings’ financial performance. Accordingly, these key business metrics have limitations as an analytical tool. They should not be considered as an alternative to net income, net income per share, or any other performance measures derived in accordance with U.S. GAAP and may be different from similarly titled non-GAAP measures used by other companies.

For investor inquiries, please contact:

Resolute Holdings

(212) 256-8405

info@resoluteholdings.com

Consolidated Balance Sheets

Resolute Holdings Management, Inc.

($ in thousands, except par value and share amounts)

	September 30,	December 31,
	2025	2024
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$98,247	$71,589
Short-term investments	49,727	—
Accounts receivable	64,172	47,449
Inventories, net	43,746	44,833
Prepaid expenses and other current assets	3,270	2,696
Deferred tax asset	24	24
Total current assets	259,186	166,591

Property and equipment, net	20,059	23,448
Right of use assets, net	9,213	5,404
Derivative asset - interest rate swap	613	2,749
Deposits and other assets	4,102	3,600
Total assets	$293,173	$201,792

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable	$12,727	$5,691
Accrued expenses	40,593	31,091
Current portion of long-term debt	15,000	11,250
Current portion of lease liabilities – operating leases	2,208	2,113
Total current liabilities	70,528	50,145

Long-term debt, net of deferred financing costs	173,431	184,389
Lease liabilities, operating leases	7,633	3,888
Total liabilities	251,592	238,422

Commitments and contingencies (Note 17)	—	—

Preferred stock, $0.0001 par value; 100,000,000 shares authorized, 0 shares issued and outstanding	—	—
Common stock, $0.0001 par value; 1,000,000,000 shares authorized, 8,525,998 and 0 shares issued and outstanding as of September 30, 2025 and December 31, 2024, respectively.	—	—
Additional paid-in capital	17,373	1,544
Accumulated deficit	(6,542)	(2,334)
Total stockholders' equity (deficit)	10,831	(790)
Non-controlling interest	30,750	(35,840)
Total equity (deficit)	41,581	(36,630)
Total liabilities and stockholders' equity (deficit)	$293,173	$201,792

Consolidated Statements of Operations

Resolute Holdings Management, Inc.

($ in thousands, except per share amounts)

	Three months ended		Nine months ended
	September 30,		September 30,
	2025	2024	2025	2024
Net sales	$120,865	$107,135	$344,346	$319,712
Cost of sales	49,538	51,727	149,672	153,019
Gross profit	71,327	55,408	194,674	166,693
Operating expenses:
Selling, general and administrative expenses	29,872	22,560	86,965	68,011
Income from operations	41,455	32,848	107,709	98,682

Other income (expense):
Change in fair value of derivative liability - convertible notes redemption make-whole provision	—	544	—	425
Interest income	1,555	1,146	4,136	3,350
Interest expense	(3,374)	(6,303)	(10,134)	(19,275)
Amortization of deferred financing costs	(167)	(249)	(463)	(908)
Loss on extinguishment of debt	—	(148)	—	(148)
Total other expense, net	(1,986)	(5,010)	(6,461)	(16,556)
Income (loss) before income taxes	39,469	27,838	101,248	82,126
Income tax (expense)	(63)	—	(930)	—
Net income (loss)	$39,406	$27,838	$100,318	$82,126

Net income (loss) attributable to non-controlling interest	39,637	27,838	104,526	82,126

Net income (loss) attributable to common stockholders	$(231)	$—	$(4,208)	$—

Net income (loss) per share attributable to common stockholders - basic & diluted	$(0.03)	$—	$(0.49)	$—

Weighted average shares used to compute net income (loss) per share attributable to common stockholders - basic & diluted (in thousands)	8,526	8,526	8,526	8,526

Consolidated Statements of Cash Flows

Resolute Holdings Management, Inc.

($ in thousands)

	Nine months ended September 30,
	2025	2024

Cash flows from operating activities:
Net income (loss)	$100,318	$82,126
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation and amortization	6,902	6,932
Equity-based compensation expense	19,545	14,598
Amortization of deferred financing costs	463	958
Non-cash operating lease expense	1,875	1,753
Non-cash interest	(708)	—
Loss on extinguishment of debt	—	148
Change in fair value of derivative liability – convertible notes redemption make-whole provisions	—	(425)
Changes in assets and liabilities
Accounts receivable	(16,723)	(3,311)
Inventories	1,087	(2,550)
Prepaid expenses and other assets	(574)	1,435
Accounts payable	7,036	2,848
Accrued expenses	9,502	5,355
Lease liabilities	(1,844)	(1,828)
Net cash provided by operating activities	126,879	108,039

Cash flows from investing activities:
Purchase of property and equipment	(2,951)	(4,782)
Capitalized software costs	(1,235)	(729)
Purchases of short-term investments	(52,019)	—
Maturities of short-term investments	3,000	—
Net cash used in investing activities	(53,205)	(5,511)

Cash flows from financing activities:
Payment of CompoSecure Holdings term loan	(7,500)	(10,333)
Distributions to CompoSecure Holdings members	(18,933)	(75,250)
Contribution by CompoSecure Holdings	11,869	—
Contribution to Resolute Holdings	(11,869)	—
Payments for taxes related to net share settlement of CompoSecure equity awards	(20,583)	(8,432)
Deferred finance costs related to debt modifications	—	(1,889)
Net cash used in financing activities	(47,016)	(95,904)

Net increase (decrease) in cash and cash equivalents	26,658	6,624

Cash and cash equivalents, beginning of period	71,589	38,191

Cash and cash equivalents, end of period	$98,247	$44,815

Supplementary disclosure of cash flow information:
Cash paid for interest expense	$9,883	$16,987
Supplemental disclosure of non-cash financing activities:
Consolidation of CompoSecure Holdings net assets (liabilities), excluding cash, from execution of CompoSecure Management Agreement	$(98,508)	$—
Derivative asset - interest rate swap	$(2,136)	$(2,483)

Segment Statements of Operations and Non-GAAP Reconciliations

Resolute Holdings Management, Inc.

($ in thousands, except per share amounts)

	Three months ended				Nine months ended
	September 30, 2025				September 30, 2025
	($ in thousands except per share figures)				($ in thousands except per share figures)
	Resolute	CompoSecure	Intercompany/		Resolute	CompoSecure	Intercompany/
	Holdings	Holdings	Eliminations	Consolidated	Holdings	Holdings	Eliminations	Consolidated
Management fees	$3,698	$—	$(3,698)	$—	$8,246	$—	$(8,246)	$—
Product sales	—	120,865	—	120,865	—	344,346	—	344,346
Net sales	3,698	120,865	(3,698)	120,865	8,246	344,346	(8,246)	344,346
Cost of sales	—	49,538	—	49,538	—	149,672	—	149,672
Gross profit	3,698	71,327	(3,698)	71,327	8,246	194,674	(8,246)	194,674
Total selling, general and administrative expenses	3,960	29,610	(3,698)	29,872	11,690	85,331	(10,056)	86,965
Income from operations	(262)	41,717	—	41,455	(3,444)	109,343	1,810	107,709
Total other income (expense)	94	(2,080)	—	(1,986)	166	(6,627)	—	(6,461)
Income (loss) before income taxes	(168)	39,637	—	39,469	(3,278)	102,716	1,810	101,248
Income tax (expense)	(63)	—	—	(63)	(930)	—	—	(930)
Net income (loss)	(231)	39,637	—	39,406	(4,208)	102,716	1,810	100,318
Net income (loss) attributable to non-controlling interest	—	39,637	—	39,637	—	102,716	1,810	104,526
Net income (loss) attributable to common stockholders	(231)	—	—	(231)	(4,208)	—	—	(4,208)
Net income (loss) per share attributable to common stockholders - diluted	$(0.03)			$(0.03)	$(0.49)			$(0.49)
Add: Equity-based compensation at CompoSecure (1)	1,324			1,324	3,782			3,782
Add: Pro forma management fees from Jan 1, 2025 to Feb 27, 2025 (2)	—			—	2,046			2,046
Add: Spin-Off costs (3)	—			—	290			290
Net tax impact of adjustments (4)	—			—	(724)			(724)
Fee-Related Earnings	1,093			1,093	1,186			1,186
Fee-Related Earnings per share - diluted	$0.13			$0.13	$0.14			$0.14

Diluted weighted average shares used to compute:
Net income (loss) per share attributable to common stockholders (in thousands)	8,526			8,526	8,526			8,526
Fee-Related Earnings per share (in thousands)	8,556			8,556	8,536			8,536

(1)	Equity-based compensation required to be reported by Resolute Holdings related to awards issued under the CompoSecure Equity Plan. Equity granted under the CompoSecure Equity Plan relates to CompoSecure Class A common stock and has no impact on Resolute Holdings’ common stock outstanding.
(2)	Incremental management fees as if the CompoSecure Management Agreement was executed on January 1, 2025.
(3)	One-time costs associated with the Spin-Off from CompoSecure.
(4)	Tax-effect of adjustments at a 31% effective tax rate. Only applied to those adjustments that would impact Resolute Holdings’ taxes. Equity-based compensation expense under the CompoSecure Equity Plan is expensed for tax purposes at CompoSecure and not Resolute Holdings.

Additional Information

Segment Balance Sheets

Resolute Holdings Management, Inc.

($ in thousands, except per share amounts)

	September 30, 2025				December 31, 2024
	($ in thousands)				($ in thousands)
	Resolute	CompoSecure	Intercompany/		Resolute	CompoSecure	Intercompany/
	Holdings	Holdings	Eliminations	Consolidated	Holdings	Holdings	Eliminations	Consolidated
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$1,016	$97,231	$—	$98,247	$—	$71,589	$—	$71,589
Short-term investments	9,060	40,667	—	49,727	—	—	—	—
Accounts receivable	3,698	64,172	(3,698)	64,172	—	47,449	—	47,449
Inventories, net	—	43,746	—	43,746	—	44,833	—	44,833
Prepaid expenses and other current assets	395	2,875	—	3,270	—	2,696	—	2,696
Deferred tax asset	24	—	—	24	24	—	—	24
Total current assets	14,193	248,691	(3,698)	259,186	24	166,567	—	166,591

Property and equipment, net	—	20,059	—	20,059	—	23,448	—	23,448
Right of use assets, net	1,076	8,137	—	9,213	—	5,404	—	5,404
Derivative asset - interest rate swap	—	613	—	613	—	2,749	—	2,749
Deposits and other assets	—	4,102	—	4,102	—	3,600	—	3,600
Total assets	15,269	281,602	(3,698)	293,173	24	201,768	—	201,792

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable	104	12,557	66	12,727	—	5,691	—	5,691
Accrued expenses	3,259	41,032	(3,698)	40,593	814	30,954	(677)	31,091
Current portion of long-term debt	—	15,000	—	15,000	—	11,250	—	11,250
Current portion of lease liabilities – operating leases	76	2,132	—	2,208	—	2,113	—	2,113
Total current liabilities	3,439	70,721	(3,632)	70,528	814	50,008	(677)	50,145

Long-term debt, net of deferred financing costs	—	173,431	—	173,431	—	184,389	—	184,389
Lease liabilities, operating leases	999	6,634	—	7,633	—	3,888	—	3,888
Total liabilities	4,438	250,786	(3,632)	251,592	814	238,285	(677)	238,422

Additional paid-in capital	17,373	—	—	17,373	1,544	—	—	1,544
Accumulated deficit	(6,542)	—	—	(6,542)	(2,334)	—	—	(2,334)
Total stockholders' equity (deficit)	10,831	—	—	10,831	(790)	—	—	(790)
Non-controlling interest	—	30,816	(66)	30,750	—	(36,517)	677	(35,840)
Total equity (deficit)	10,831	30,816	(66)	41,581	(790)	(36,517)	677	(36,630)
Total liabilities and stockholders' equity (deficit)	$15,269	$281,602	$(3,698)	$293,173	$24	$201,768	$—	$201,792